Exhibit 10.1

WHOLESALING AGREEMENT
March 18, 2014
Realty Capital Securities, LLC
405 Park Ave., 15th Floor
New York, NY 10022

Ladies and Gentlemen:
SC Distributors, LLC, a Delaware limited liability company (the “Dealer Manager”), has entered into an agreement dated as of December 28, 2012 (the “Dealer Manager Agreement”), with RREEF Property Trust, Inc., a Maryland corporation (the “Company”), and RREEF Property Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) that serves as the Company’s operating partnership subsidiary and of which the Company is the sole general partner. Under the Dealer Manager Agreement, the Dealer Manager serves as the Company’s exclusive Dealer Manager in connection with a public offering (the “Offering”) of the Company’s common stock consisting of: (a) up to $2,250,000,000 in any combination of Class A Shares and Class B Shares being offered to the public pursuant to the Company’s primary offering (the “Primary Shares”); and (b) up to $250,000,000 in any combination of Class A Shares and Class B Shares being offered to stockholders of the Company pursuant to the Company’s distribution reinvestment plan (together with the Primary Shares, the “Offered Shares”). The differences between the Class A Shares and the Class B Shares, including without limitation that selling commissions shall only be paid on Class A Shares, and the eligibility requirements for each class are described in detail in the Prospectus. Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to them in the Dealer Manager Agreement.
The Primary Shares are being issued and sold to the public on a “best efforts” basis through the Dealer Manager and the broker-dealers and other appropriately licensed firms participating in the Offering (the “Participating Broker-Dealers”), pursuant to Participating Broker-Dealer Agreements between the Dealer Manager and each Participating Broker-Dealer (each, a “Participating Broker-Dealer Agreement”). The form of the Participating Broker-Dealer Agreement used by the Dealer Manager is attached hereto as Exhibit A.
In consideration of the mutual covenants and agreements contained herein, intending to be legally bound, the parties hereby agree to the following terms and conditions set forth in this Wholesaling Agreement (this “Agreement”):
1.Appointment and Acceptance of the Wholesaler

Upon the terms and subject to the conditions set forth in this Agreement, Realty Capital Securities, LLC, a Delaware limited liability company (the “Wholesaler”), hereby is appointed, with the consent of the Company, as evidenced by its execution hereof, and hereby accepts such appointment, as the Dealer Manager’s distribution agent to assist, through the Wholesaler’s employees, agents, contractors, registered representatives and all other representatives who will perform services hereunder (collectively, the “RCS Service Providers”), the Dealer Manager with the sale of Primary Shares through the recruitment of, and the provision of assistance to, Participating Broker-Dealers, and the Wholesaler desires to accept such engagement; provided, however, that nothing herein shall be construed to: (i) contravene the Company’s appointment of the Dealer Manager as its exclusive agent and dealer manager during the Offering Period, and the Dealer Manager’s acceptance of such appointment, pursuant to Section 5.1 of the Dealer Manager Agreement; or (ii)

imply that the Dealer Manager shall not have sole discretion to accept or reject any subscription for the Primary Shares in whole or in part.
2.Undertakings of the Wholesaler
(a)The Wholesaler will use diligent efforts to recruit certain broker-dealers and other appropriately licensed firms to serve as Participating Broker-Dealers, each of which shall be a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in good standing, to agree to offer and sell the Primary Shares on a best efforts basis without any commitment on the Participating Broker-Dealers’ part to purchase any Primary Shares pursuant to a Participating Broker-Dealer Agreement with the Dealer Manager.
(b)The Wholesaler will use diligent efforts to assist the Dealer Manager in providing certain services to Participating Broker-Dealers in connection with the Offering, which will consist primarily of:
(i)providing training and education regarding the Company and the offering of the Primary Shares to Participating Broker-Dealers;
(ii)administering the process of obtaining due diligence and approval of the Offering for Participating Broker-Dealers;
(iii)providing ongoing marketing and sales support for Participating Broker‑Dealers, including providing external wholesaling personnel to market the Offering to registered representatives of Participating Broker-Dealers and operating an internal sales desk for such registered representatives;
(iv)furnishing Authorized Sales Material and Prospectuses to Participating Broker-Dealers and their registered representatives; and
(v)such other assistance to Participating Broker-Dealers and their registered representatives in marketing the Primary Shares and otherwise participating in the Offering as shall be reasonably determined to be appropriate by the chief executive officer or such other representative of the Dealer Manager as shall be authorized, in writing or otherwise, by the chief executive officer of the Dealer Manager to make certain determinations required to be made under this Agreement (the “Dealer Manager Representative”) after good faith consultation with the chief executive officer, or such other representative of the Wholesaler as shall be authorized, in writing or otherwise, by the chief executive officer of the Wholesaler to make certain determinations required to be made under this Agreement (the “Wholesaler Representative” and, together with the Dealer Manager Representative, the “Representatives”).
(c)The Wholesaler acknowledges that it is familiar with FINRA Rule 2310 and that it will comply in all material respects with all the terms thereof to the extent FINRA Rule 2310 applies to the conduct contemplated herein. Notwithstanding the foregoing sentence, the Wholesaler shall not be responsible for the obligations of the Dealer Manager under the Dealer Manager Agreement and Section 7(i) to assure compliance with the organization and offering expenses limitations of FINRA Rule 2310(b)(4).

3.Compensation and Expense Reimbursement
(a)In consideration for the Wholesaler performing its obligations under this Agreement, the Dealer Manager shall pay the Wholesaler a sourcing fee (the “Sourcing Fee”) that accrues daily equal to (i) 1/365th of 0.55% of the Company’s NAV allocable to the Company’s outstanding Primary Shares for such day, multiplied by (ii) the percentage equal to the number of Primary Shares sold by Participating Broker-Dealers, which sales resulted primarily from the efforts of RCS Service Providers (“RCS Sales”) outstanding on such day divided by the total number of Primary Shares outstanding on such day (the “Pro Rata Share”); provided, however, the Sourcing Fee shall be payable solely from that portion of the Dealer Manager Fee that is (i)

actually received by the Dealer Manager from the Company pursuant to Section 5.2(c) of the Dealer Manager Agreement, and (ii) not reallowed to any Participating Broker-Dealer pursuant to Section 5.2(c) of the Dealer Manager Agreement (a “Sourcing Fee Reallowance”) in respect of any RCS Sales.
(b)Whether or not a sale of Primary Shares constitutes an RCS Sale shall be determined by the Representatives in their sole discretion in a manner that shall be mutually agreed upon between the Representatives.
(c)The Sourcing Fee shall be paid substantially concurrently with the receipt of corresponding payments to the Dealer Manager from the Company pursuant to Section 5.2(c) of the Dealer Manager Agreement, but in no event no later than five business days thereafter.
(d)The Dealer Manager also will reimburse the Wholesaler for all costs and expenses incurred that are: (i) pre-approved by the Dealer Manager; (ii) in connection with bona fide due diligence activities; and (iii) incident to the Offering, but only to the extent such costs or expenses (A) are permitted pursuant to prevailing rules and regulations of FINRA, (B) would have been incurred by the Dealer Manager if the Wholesaler had not incurred them, and (C) are otherwise eligible for reimbursement from the Company pursuant to Section 3.2 or Section 3.3 of the Dealer Manager Agreement. The Wholesaler will present the Dealer Manager with itemized and detailed invoices for all incurred costs and expenses that are reimbursable pursuant to this Section 3(c). The Dealer Manager will submit such request to the Company within five business days following receipt of such invoices and will reimburse the Wholesaler within five business days following receipt of funds from the Company for such reimbursement.
4.Representations and Warranties of the Company, the Operating Partnership and the Dealer Manager
(a)The Company and the Operating Partnership represent and warrant to the Wholesaler that:
(i)The Company is a corporation duly organized and validly existing under the laws of the State of Maryland, and is in good standing with the State Department of Assessments and Taxation of Maryland, with full power and authority to conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and to perform the transactions, and carry out its obligations, contemplated hereby.
(ii)The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and to perform the transactions, and carry out its obligations, contemplated hereby. As of the date hereof the Company is the sole general partner of the Operating Partnership.
(iii)This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership and, assuming due authorization, execution and delivery of this Agreement by the Dealer Manager and the Wholesaler, constitutes a legal, valid and binding agreement of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.
(iv)The Company and each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) of the Company and each other entity in which the Company holds a direct or indirect ownership interest that is material to the Company (each a “Subsidiary” and, collectively, the “Subsidiaries”), including without limitation the Operating Partnership, possesses adequate permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local and foreign regulatory agencies or bodies (including without limitation any applicable self-regulatory organization) necessary to conduct the business now operated by it, except where the failure to obtain such Governmental Licenses, singly or in the aggregate, would not have a Material Adverse Effect or as otherwise disclosed in the Registration Statement and the Prospectus. The Company and its Subsidiaries, including without limitation the Operating Partnership, are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, have a Material Adverse Effect or as otherwise disclosed in the Registration Statement and the Prospectus. All the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect or as otherwise disclosed in the Registration Statement and the Prospectus. The Company and its Subsidiaries, including without limitation the Operating Partnership, have not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect or as otherwise disclosed in the Registration Statement and the Prospectus.
(v)The Company complies, and will comply, in all material respects with applicable privacy provisions of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”) and applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended.
(b)The Dealer Manager represents and warrants to the Wholesaler that:
(i)The Dealer Manager is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.
(ii)This Agreement has been duly authorized, executed and delivered by the Dealer Manager and, assuming due authorization, execution and delivery of this Agreement by the Company, the Operating Partnership and the Wholesaler, constitutes a legal, valid and binding agreement of the Dealer Manager, enforceable against the Dealer Manager in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.
(iii)The Dealer Manager (A) is duly registered as a broker-dealer pursuant to the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (B) is a member of FINRA in good standing, (C) is a broker or dealer registered as such in those states and jurisdictions where the Dealer Manager is required to be registered in order to provide the services contemplated by this Agreement and the Dealer Manager Agreement, and (D) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would prohibit or restrict the ability of the Dealer Manager to carry out the services related to the Offering as contemplated by this Agreement and the Dealer Manager Agreement or to perform its obligations hereunder and thereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Dealer Manager shall comply in all material respects with all applicable requirements of (1) the Securities Act of 1933, as amended (the “Securities Act”) and the applicable rules and regulations promulgated thereunder (the “Securities Act Regulations”), the Exchange Act and the applicable rules and regulations promulgated thereunder (the “Exchange Act Regulations”) and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (2) applicable state securities or “blue sky” laws, and (3) the rules set forth in the FINRA rulebook applicable to the Offering, which currently consists of rules promulgated by FINRA, the National Association of Securities Dealers (“NASD”) and the New York Stock Exchange (collectively, the “FINRA Rules”), specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.
(iv)The Dealer Manager and its representatives have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement and the Dealer Manager Agreement, except where the inability of such Governmental Licenses to be in full force and effect would not have a material adverse effect on the business, properties, financial position, results of operations or cash flows of the Dealer Manager or as otherwise may be disclosed in the Registration Statement and the Prospectus. The performance of the obligations of the Dealer Manager under this Agreement and the Dealer Manager Agreement will not (A) violate or result in a breach of any provisions of its articles of incorporation or by‑laws (or similar instruments or documents) or any order, law or regulation binding upon it, and (B) result in a material breach of any provisions of any agreement or instrument to which it is a party or which is otherwise binding upon it.
5.Representations and Warranties of the Wholesaler
The Wholesaler represents and warrants to the Company, the Operating Partnership and the Dealer Manager:
(a)The Wholesaler is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business and to enter into this Agreement and to perform the transactions contemplated hereby.
(b)This Agreement has been duly authorized, executed and delivered by the Wholesaler and, assuming due authorization, execution and delivery of this Agreement by the Dealer Manager, the Company and the Operating Partnership, constitutes a legal, valid and binding agreement of the Wholesaler, enforceable against the Wholesaler in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles relating to the availability of remedies, and except to the extent that the enforceability of the indemnity provisions contained in this Agreement may be limited under applicable securities laws.
(c)The Wholesaler (i) is duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, (ii) is a member of FINRA in good standing, (iii) is a broker or dealer registered as such in those states and jurisdictions where the Wholesaler is required to be registered in order to provide the services contemplated by this Agreement, and (iv) it and those of its employees and representatives who are required to have approvals, licenses or registrations to act under this Agreement have all applicable required approvals, licenses and registrations to act under this Agreement. There is no provision in the Wholesaler’s FINRA membership agreement that would prohibit or restrict the ability of the Wholesaler to carry out the services related to the Offering as contemplated by this Agreement or to perform its obligations hereunder. With respect to its participation in the offer and sale of the Offered Shares (including, without limitation any resales and transfers of Offered Shares), the Wholesaler agrees to comply in all material respects with all applicable requirements, in each case to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, of (i) the Securities Act, the Exchange Act, the Securities Act Regulations and the Exchange Act Regulations and all other federal rules and regulations applicable to the Offering and the sale of the Offered Shares, (ii) applicable state securities or “blue sky” laws, and (iii) the FINRA Rules, specifically including, but not in any way limited to, FINRA Rule 2310, FINRA Rule 5110, FINRA Rule 5141, NASD Rule 2340 and NASD Rule 2420.
(d)The Wholesaler and those of its employees and representatives who are required to have Governmental Licenses have all required Governmental Licenses and have made all filings and registrations with federal and state governmental and regulatory agencies required to conduct their business and to perform their obligations under this Agreement. The performance of the obligations of the Wholesaler under this Agreement will not violate or result in a breach of any provisions of its articles of incorporation or by-laws (or similar instruments or documents) or any agreement, instrument, order, law or regulation binding upon it.
(e)To the extent required by applicable law in connection with the transactions contemplated in this Agreement, the Wholesaler represents that it has established and implemented an anti-money laundering compliance program (“AML Program”) in accordance with applicable law, including applicable FINRA Rules, Exchange Act Regulations, the USA PATRIOT Act and implementing regulations, specifically including, but not limited to, Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (the “Money Laundering Abatement Act,” and together with the USA PATRIOT Act, the “AML Rules”) reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offering and sale of the Offered Shares. The Wholesaler further represents that it is currently in compliance with all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act; has Know Your Customer (KYC) policies and procedures in place; that the AML Program has been adopted by a person with sufficient authority to oversee the AML policies and procedures; that the AML Program has education and/or training programs for officers and employees regarding AML policies and procedures; and that the Wholesaler will remain in compliance with such requirements. The Wholesaler shall, upon request by the Dealer Manager, the Company or the Operating Partnership, provide a certification that, as of the date of such certification, (i) its AML Program then in effect is consistent with the AML Rules and (ii) it is currently in compliance with its AML Program and all AML Rules, specifically including, but not limited to, the Customer Identification Program requirements under Section 326 of the Money Laundering Abatement Act.
6.Covenants of the Company
(a)The Company will: (i) use commercially reasonable efforts to cause the Registration Statement and any subsequent amendments thereto to become effective as promptly as possible; (ii) (A) promptly furnish the Wholesaler with a copy of any comments of, or requests for additional or supplemental information from, the SEC, (B) promptly advise the Wholesaler of the receipt of any comments of, or requests for additional or supplemental information from, any state securities administrator, and upon request from the Wholesaler promptly furnish the Wholesaler with a copy of such comments and/or requests, and (C) promptly advise the Wholesaler of the time and date that any post-effective amendment to the Registration Statement becomes effective; (iii) timely file every amendment or supplement to the Registration Statement or the Prospectus that may be required by the SEC or under the Securities Act; and (iv) if at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, or shall institute any proceedings for that purpose, promptly notify the Wholesaler and, to the extent the Company determines such action is in the best interest of the Company, use its commercially reasonable efforts to prevent the issuance of such order, or to obtain the lifting of such order at the earliest possible time. Prior to filing any amendment or supplement to the Prospectus or any pre-effective or post-effective amendment to the Registration Statement with the SEC, the Company will use commercially reasonable efforts to provide a draft of the filing to the Wholesaler prior to the initial delivery of the proposed changes to the financial printer.
(b)The Company will use its commercially reasonable efforts to qualify the Offered Shares for offering and sale under, or to establish the exemption of the offering and sale of the Offered Shares from qualification or registration under, the applicable state securities or “blue sky” laws of each of the 50 states, the District of Columbia and Puerto Rico (such jurisdictions in which qualifications or exemptions for the offer and sale of the Offered Shares are in effect as of a relevant date are referred to herein as the “Qualified Jurisdictions”), to file such documents and furnish such information as may be reasonably required for that purpose, and to maintain such qualifications or exemptions in effect throughout the Offering. In connection therewith, the Company will prepare and file all such post-sales filings or reports as may be required by the securities regulatory authorities in the Qualified Jurisdictions in which the Offered Shares have been sold, provided that the Wholesaler shall have provided the Company with any information required for such filings or reports that is solely in the Wholesaler’s possession and is reasonably requested by the Company. The

Company will furnish to the Wholesaler a blue sky memorandum, prepared and updated from time to time by counsel to the Company, naming the Qualified Jurisdictions, which shall be true and correct in all respects, and which the Wholesaler, but only to the extent the Wholesaler directly sells Primary Shares in connection with the performance of its obligations hereunder, shall rely upon in making offers and sales in such Qualified Jurisdictions. The Company will, at the Wholesaler’s request, furnish the Wholesaler with a copy of such documents and information filed by the Company in connection with such qualifications and exemptions. The Company will notify the Wholesaler promptly following a change in the status of the qualification or exemption of the Offered Shares in any jurisdiction in any respect, including any stop order preventing or suspending the use of the Prospectus or of the institution of any proceedings for that purpose, and will use its commercially reasonable efforts to prevent the issuance of any such order, and if any such order is issued, to obtain the lifting or removal of such order as promptly as possible. The Company will file and obtain clearance of the Authorized Sales Material to the extent required by applicable Securities Act Regulations and state securities laws.
(c)The Company will comply with the requirements of the Exchange Act relating to the Company’s obligation to file and, as applicable, deliver to its stockholders periodic reports including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
(d)The Company will not take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares in violation of federal or state securities laws.
(e)The Company shall promptly furnish, or arrange to have promptly furnished to the Wholesaler, all information in the Company’s control (including due diligence information) that is material to the Wholesaler performing the services described in this Agreement.
(f)The Company timely will provide the Dealer Manager with reasonable quantities of copies of the Prospectus (as amended or supplemented) for delivery to investors and for the purposes contemplated by the Securities Act or any rules or regulations thereunder.
(g)The Company timely will provide the Dealer Manager with a reasonable amount of Authorized Sales Material.
(h)Other than pursuant to or in connection with this Agreement, the Company will not, without the Wholesaler’s prior written consent, make a source-identifying use of (i) the Wholesaler’s name, brand, logo or trademark or any reasonably similar variant or derivative thereof, or (ii) the “RCS Capital” name, brand, logo or trademark or any reasonably similar variant or derivative thereof.
(i)The Company shall make all payments to the Dealer Manager pursuant to the Dealer Manager Agreement, including without limitation Section 5.2(c) thereof.
(j)The Company shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.
7.Covenants of the Dealer Manager
(a)The Dealer Manager shall comply with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Dealer Manager will make such documents and records available to (i) the Wholesaler, the Company and the Operating Partnership upon reasonable request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that if the Dealer Manager determines, in its sole discretion, not to provide documents in accordance with this section, it may oppose such document subpoena or other request, provided that the Dealer Manager shall be responsible for all reasonable direct costs of such opposition. The Dealer Manager further agrees to keep such required records with respect to each customer who purchases Primary Shares, the customer’s suitability and the amount of Primary Shares sold, and to retain such records for six years or such period of time as may be required by the SEC, any state securities commission, FINRA or the Company, whichever is later. The Wholesaler, the Company and the Operating Partnership agree that the Dealer Manager can satisfy its recordkeeping obligations hereunder by contractually requiring such information to be maintained by the Participating Broker-Dealers, investment advisors or banks offering the Primary Shares.
(b)The Dealer Manager shall abide by and comply with: (i) the privacy standards and requirements of the GLB Act; (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Dealer Manager by the Wholesaler, the Company and the Operating Partnership; and (d) the Dealer Manager’s own internal privacy policies and procedures, each as may be amended from time to time.
(c)To the extent the Dealer Manager directly sells Primary Shares, the Dealer Manager will only offer and sell Primary Shares in Qualified Jurisdictions. No Primary Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.
(d)The Dealer Manager is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it has complied and will comply therewith.
(e)The Dealer Manager will notify the Wholesaler immediately (i) when any amendment to the Registration Statement shall have become effective, (ii) of the issuance by the SEC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the Securities Act or the registration of Offered Shares under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose, and (iii) when any Prospectus shall have been filed under the Securities Act with the SEC.
(f)The Dealer Manager will deliver to the Wholesaler as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the Securities Act, with reasonable quantities of copies of the Prospectus (as amended or supplemented), as provided by the Company, for delivery to investors and for the purposes contemplated by the Securities Act or any rules or regulations thereunder.
(g)The Dealer Manager will provide a reasonable amount of Authorized Sales Material to the Wholesaler as and when requested by the Wholesaler, subject to receipt of such material by the Dealer Manager from the Company.
(h)Other than pursuant to or in connection with this Agreement, the Dealer Manager will not, without the Wholesaler’s prior written consent, make a source-identifying use of (i) the Wholesaler’s name, brand, logo or trademark or any reasonably similar variant or derivative thereof, or (ii) the “RCS Capital” name, brand, logo or trademark or any reasonably similar variant or derivative thereof.
(i)The Dealer Manager shall be responsible for the timely filing of all documents and information to be filed with the Corporate Financing Department of FINRA, as required under FINRA Rules 5110(b)(5) and 5110(b)(6), and shall have and maintain internal controls sufficient to monitor compliance with the organization and offering expense limitations of FINRA Rule 2310(b)(4).
(j)The Dealer Manager will provide the Wholesaler within 15 days after the end of each fiscal quarter a written schedule of all underwriting compensation (as defined pursuant to applicable FINRA rules)

that the Dealer Manager has paid related to the Offering during such fiscal quarter (including without limitation the amounts of fees actually received from the Company pursuant to the Dealer Management Agreement and the amounts of any reallowances thereof made to Participating Broker-Dealers), which written schedules shall be true and complete in all material respects.
(k)The Dealer Manager will ensure that the amount of any Sourcing Fee Reallowance agreed to pursuant to any Participating Broker-Dealer Agreement entered into after the Effective Date (as defined in Section 11(a)) between the Dealer Manager and any Participating Broker-Dealer that will be responsible for any RCS Sale is consistent with, and on the same basis as, the amounts of any Sourcing Fee Reallowances agreed to pursuant to (i) any Participating Broker-Dealer Agreements entered into prior to the Effective Date between the Dealer Manager and any Participating Broker-Dealer, and (ii) any Participating Broker-Dealer Agreements entered into after the Effective Date between the Dealer Manager and any Participating Broker-Dealer that will not be responsible for any RCS Sales.
(l)The Dealer Manager will provide the Wholesaler Representative with written notice of the proposed Sourcing Fee Reallowance to be included in any proposed Participating Broker-Dealer Agreement at least five days prior to entering into such Participating Broker-Dealer Agreement.
(m)The Dealer Manager shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.
8.Covenants of the Wholesaler
(a)The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply, with the record keeping requirements of the Exchange Act, including but not limited to, Rules 17a-3 and 17a-4 promulgated under the Exchange Act. The Wholesaler will make such documents and records available to (i) the Dealer Manager, the Company and the Operating Partnership upon reasonable request, and (ii) representatives of the SEC, FINRA and applicable state securities administrators upon the receipt of an appropriate document subpoena or other appropriate request for documents from any such agency; provided, however, that in the event the Wholesaler determines, in its sole discretion, not to provide documents in accordance with this section, it may oppose such document subpoena or other request, provided that the Wholesaler shall be responsible for all reasonable direct costs of such opposition.
(b)The Wholesaler shall, in all material respects and to the extent such requirements are applicable to the Wholesaler in connection with the performance of its obligations hereunder, abide by and comply with (i) the privacy standards and requirements of the GLB Act; (ii) the privacy standards and requirements of any other applicable federal or state law; (iii) any reasonable written privacy policies and standards provided to the Wholesaler by the Dealer Manager, the Company and the Operating Partnership; and (iv) the Wholesaler’s own internal privacy policies and procedures, each as may be amended from time to time.
(c)To the extent the Wholesaler directly sells Primary Shares in connection with the performance of its obligations hereunder, the Wholesaler will only offer and sell Primary Shares in Qualified Jurisdictions. No Primary Shares shall be offered or sold for the account of the Company in any other states or foreign jurisdictions.
(d)The Wholesaler is familiar with Rule 15c2-8 under the Exchange Act, relating to the distribution of preliminary and final Prospectuses, and confirms that it will, to the extent applicable to the Wholesaler in connection with the performance of its obligations hereunder, comply with Rule 15c2-8 under the Exchange Act.

(e)The Dealer Manager will provide the Wholesaler with certain Authorized Sales Materials to be used by the Wholesaler and the Participating Broker-Dealers in connection with the Offering. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, then the Wholesaler agrees that such material shall not be used by it in connection with the Offering and that it will direct Participating Broker-Dealers not to make such use of any Authorized Sales Materials unless accompanied or preceded by the Prospectus. If the Wholesaler elects to use such Authorized Sales Materials in connection with the performance of its obligations hereunder, the Wholesaler will only use Authorized Sales Materials provided by the Dealer Manager. The Wholesaler shall not give or provide any information or make any representation other than those contained in the Prospectus or the Authorized Sales Materials. The Wholesaler will not use any “broker-dealer use only” Authorized Sales Materials with members of the public in connection with offers or sales or the Offered Shares.
(f)The Wholesaler will suspend or terminate the offering and sale of the Primary Shares by the Wholesaler upon request of the Company at any time and resume offering and sale of the Primary Shares upon subsequent request of the Company if required to do so in connection with the performance of its obligations hereunder.
(g)The Wholesaler will provide to the Company and the Dealer Manager as soon as practicable upon receipt by the Wholesaler copies of any written or otherwise documented customer complaints received by the Wholesaler from Participating Broker-Dealers relating in any way to the Offering (including, but not limited to, the manner in which the Primary Shares are offered by any Participating Broker-Dealer), the Offered Shares or the Company.
(h)Other than with respect to use of Authorized Sales Materials or the Prospectus or otherwise pursuant to or in connection with this Agreement, the Wholesaler will not, without the Company’s prior written consent, make a source-identifying use of (i) the Company’s name, brand, logo or trademark or any reasonably similar variant or derivative thereof, (ii) the “RREEF” name, brand, logo or trademark or any reasonably similar variant or derivative thereof, or (iii) the “Deutsche Bank” name, brand, logo or trademark or any reasonably similar variant or derivative thereof.
(i)The Wholesaler shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the Dealer Manager has not informed the Wholesaler that counsel’s advice has been received that the Offered Shares are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof, or (ii) in which the Wholesaler may not lawfully engage.
(j)The Wholesaler shall comply, in all material respects, with all applicable laws, and the applicable rules and regulations of FINRA, the SEC, state securities administrators and any other applicable regulatory body in connection with the Offering.
(k)Without the Company’s prior written consent, neither the Wholesaler nor any current or future subsidiary of RCAP, in each case in such person’s capacity as a wholesale broker-dealer, which in any event shall not include RCS Capital, the investment banking and capital markets division of Realty Capital Securities, LLC (collectively, the “Covered Parties”), will serve as distribution agent or otherwise participate in a selling group distributing securities in the U.S. retail investor market for any other fund, limited liability company, partnership or other investment vehicle investing, or intending to invest, primarily in a multi-sector, diversified portfolio of real estate properties located in the United States. Notwithstanding the foregoing, this provision of exclusivity (the “Wholesaler Exclusivity”) shall not be construed to prohibit the Covered Parties from distributing, or participating in the distribution of, securities, including any follow-on offerings, for any fund, limited liability company, partnership or other investment vehicle of which any Covered Party is distributing or participating in an offering that does not invest, or intends to invest, primarily in a multi-sector, diversified portfolio of real estate properties located in the United States, including, without limitation, the products listed on Schedule 8(k) hereto. Nothing in this paragraph shall prohibit affiliated retail broker-dealers of RCAP, other than the Wholesaler, whether now owned or hereafter acquired from entering into selling agreements with respect to any issuer.

The Wholesaler Exclusivity will terminate upon termination of this Agreement.
(l)The Wholesaler possesses, and shall maintain, sufficient staff, infrastructure, information technology capability and facilities to provide the services to be provided by the Wholesaler pursuant to this Agreement and of the type customarily provided by distribution agents of similar investment products.
(m)The Wholesaler will assist the Dealer Manager with its obligations under Section 4.15(c) of the Dealer Manager Agreement to provide the reports set forth on Schedule 2 to the Dealer Manager Agreement and such other reports as are reasonably requested by the Company.
(n)The Wholesaler will perform its obligations under this Agreement in accordance with the same ethical and business standards as those standards that the Wholesaler uses to perform its obligations under similar agreements entered into in connection with RCS Platform Offerings and as are customary and reasonable in the Wholesaler’s industry.
(o)The Wholesaler will provide the Dealer Manager within 15 days after the end of each calendar month a written schedule of all underwriting compensation (as defined pursuant to applicable FINRA rules) that the Wholesaler has paid related to the Offering during such month, which written schedules shall be true and complete in all material respects. Upon notice provided by the Dealer Manager, the Wholesaler will terminate any underwriting compensation in excess of the Sourcing Fee.
9.Indemnification; Contribution
(a)The Dealer Manager will indemnify, defend (subject to Section 7.6 of the Dealer Manager Agreement) and hold harmless the Wholesaler, its affiliates and their respective officers, directors, shareholders, members, partners, other equity-holders and control persons (collectively, the “Other Indemnified Parties”), from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Wholesaler, its affiliates or their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Dealer Manager, any breach of a covenant or agreement contained herein of the Dealer Manager, or any failure by the Dealer Manager to comply with state or federal securities law applicable to the Offering; (ii) any untrue statement or alleged untrue statement of a material fact contained in any (A) Registration Statement or any post-effective amendment thereto or any Prospectus or any amendment of or supplement to the Prospectus, (B) Authorized Sales Materials, or (C) blue sky application or other document executed by the Company or the Operating Partnership (or on behalf of the Company or the Operating Partnership) specifically for the purpose of qualifying any of or all the Offered Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Dealer Manager under the securities laws thereof (any such application, document or information being hereinafter called a “Blue Sky Application”), but only to the extent based upon written information furnished by the Dealer Manager; or (iii) any omission or alleged omission of the Dealer Manager to state a material fact required to be stated in any Registration Statement or any post-effective amendment thereof or in any Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that that the indemnity provided for in clauses (ii) and (iii) above strictly is limited in each case to the extent and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Statement or any post-effective amendment thereof or in any Prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information relating to the Dealer Manager that was furnished to the Company by the Dealer Manager expressly for use in the preparation of any Registration Statement or any post-effective amendment thereof or any Prospectus or any amendment thereof or supplement thereto. The Dealer Manager will reimburse the Wholesaler and its Other Indemnified Parties for any legal or other expenses reasonably incurred by such Wholesaler, its affiliates and their respective Other Indemnified Parties in connection with investigating or defending such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Dealer Manager otherwise may have.
(b)Each of the Company and the Operating Partnership, jointly and severally, will indemnify, defend (subject to Section 7.6 of the Dealer Manager Agreement) and hold harmless the Wholesaler, its affiliates and their respective Other Indemnified Parties, from and against from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Wholesaler, its affiliates or any of their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Company or the Operating Partnership, any breach of a covenant or agreement contained herein of the Company or the Operating Partnership, or any failure by the Company or the Operating Partnership to comply with state or federal securities laws applicable to the Offering; (ii) any untrue statement or alleged untrue statement of a material fact contained in any (A) Registration Statement or any post-effective amendment thereto or any Prospectus or any amendment or supplement to the Prospectus, (B) Authorized Sales Materials, or (C) Blue Sky Application but only to the extent based on information provided by the Company or the Operating Partnership; or (iii) any omission or alleged omission to state a material fact required to be stated in any Registration Statement or any post-effective amendment thereof or in any Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company or the Operating Partnership will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability (or action in respect thereof) arises out of, or is based upon an untrue statement or alleged untrue statement or omission or alleged omission that was made in any Registration Statement or any post-effective amendment thereof or in any Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with written information relating to the Wholesaler or the Dealer Manager that was furnished by the Wholesaler or the Dealer Manager expressly for use in the preparation of the Registration Statement or any post-effective amendment thereof or the Prospectus or any amendment thereof or supplement thereto. The Company and the Operating Partnership will reimburse the Wholesaler, its affiliates and their respective Other Indemnified Parties for any legal or other expenses reasonably incurred by such Wholesaler and its Other Indemnified Parties in connection with investigating or defending such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Company or the Operating Partnership otherwise may have.
(c)The Wholesaler will indemnify, defend and hold harmless the Dealer Manager, the Company, the Operating Partnership and their respective Other Indemnified Parties, from and against any losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof), to which the Dealer Manager, the Company, the Operating Partnership and any of their respective Other Indemnified Parties may become subject under the Securities Act or the Exchange Act, or otherwise, insofar as such losses, claims (including the reasonable costs of investigation and legal fees), damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any inaccuracy in or breach of a representation or warranty contained herein by the Wholesaler, any breach of a covenant or agreement contained herein of the Wholesaler, or any failure by the Wholesaler to comply with state or federal securities laws applicable to the Offering; (ii) any untrue statement or any alleged untrue statement of a material fact contained in any Registration Statement or any post-effective amendment thereof or any Prospectus or any amendment thereof or supplement thereto; or (iii) any omission or alleged omission to state a material fact required to be stated in any Registration Statement or any post-effective amendment thereof or any Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that the indemnity provided for in clauses (ii) and (iii) above strictly is limited in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Statement or any post-effective amendment thereof or in any Prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information relating to the Wholesaler that was furnished to the Company by the Wholesaler expressly for use in the preparation of any Registration Statement or any post-effective amendment thereof or any Prospectus or any amendment thereof or supplement thereto. The Wholesaler will reimburse the Dealer Manager, the Company, the Operating Partnership and their respective Other Indemnified Parties for legal or other expenses reasonably incurred in connection with investigating or defending such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Wholesaler may otherwise have.
(d)Any party which proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim of a third party (a “Third Party Claim”) is made or is to be made against an indemnified party under this Section 9, notify each indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, and the failure so to notify such indemnifying party of any such action, suit or proceeding shall relieve it from any liability which it may have to any indemnified party under this Section 9 to the extent, and only to the extent, that such failure was prejudicial to the indemnifying party. In no event shall any such failure relieve an indemnifying party of any liability which it may have to an indemnified party otherwise than under this Section 9. In case any such action, suit or proceeding shall be brought against any indemnified party, and such indemnified party shall notify the indemnifying part of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, if it shall wish to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to the indemnified party of the election of the indemnifying party so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses, other than reasonable costs of investigation requested by the indemnifying party subsequently incurred by the indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment by counsel by such indemnified party has been authorized by the indemnifying party, (ii) the indemnified party shall have reasonable concluded that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, suit or proceeding in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. If the indemnifying party shall so assume the defense of any Third Party Claim, then the indemnifying party shall keep the indemnified party reasonably apprised of the status thereof and shall furnish the indemnified party with such documents and information filed or delivered in connection with the Third Party Claim. Notwithstanding the foregoing, the indemnifying party will not consent to the entry of any judgment or enter into any compromise or settlement with respect to the Third Party Claim without the prior written consent of the indemnified party unless such judgment, compromise or settlement (A) provides for the payment of money by the indemnifying party as sole relief for the claimant, (B) subject to the making of such payment, results in the full and general release of all indemnified parties from all losses, claims, damages, costs, expenses, liabilities (including any investigatory, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) arising from or relating to the Third Party Claim, and (C) does not require an indemnified party to admit criminal or similar liability or other culpable conduct. If the indemnifying party does not assume the defense of any Third Party Claim, the indemnified party may defend the Third Party Claim, but the indemnified party will not consent to the entry of any judgment or enter into any compromise or settlement with respect to the Third Party Claim without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed.
(e)To the extent Section II.G. of the NASAA REIT Guidelines would apply to this Agreement and as required thereby, the indemnification and agreement to hold harmless provided in this Section 9 is further limited to the extent that no such indemnification by the Dealer Manager, the Company or the Operating Partnership of the Wholesaler, its affiliates and their respective Other Indemnified Parties, shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered or sold as to indemnification for violations of securities laws.
(f)If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a), 9(b) or 9(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 9(a), 9(b) or 9(c) (i) in such proportion as is appropriate to reflect the relative fault of a particular party, on the one hand, and the other parties hereto, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by a particular party, on the one hand, and the other parties hereto, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this Section 9(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 9(f). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The parties hereto acknowledge and agree that it would not be just and equitable if contribution pursuant to this Section 9(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9(f).
10.Relationship of Wholesaler, Participating Broker-Dealers and the Dealer Manager
(a)The obligations of each of the Wholesaler and the Participating Broker‑Dealers are several and not joint. Nothing herein contained shall constitute the Wholesaler and the Participating Broker-Dealers, or any of them, as an association, partnership, unincorporated business or other separate entity. The Dealer Manager and the Company shall be under no liability to the Wholesaler except for lack of good faith and for obligations expressly assumed by the Dealer Manager and the Company in this Agreement.
(b)The parties hereto acknowledge that, other than as expressly set forth herein, the Wholesaler is not authorized to act as agent of the Dealer Manager or the Company in any connection or transaction, and the Wholesaler agrees that it will not so act or purport to so act.
(c)The parties hereto acknowledge that the Wholesaler’s obligations under this Agreement, including without limitation the Wholesaler Exclusivity have no impact on, and in no way release the Dealer Manager from, the Dealer Manager’s obligations and rights to act as the exclusive agent and dealer manager for the Company pursuant to Section 5.1 of the Dealer Manager Agreement.
11.Termination
(a)[Intentionally Omitted]
(b)This Agreement shall terminate upon the termination of the Offering.

(c)Any party may terminate this Agreement at any time by giving ten days’ prior written notice thereof to the other parties hereto. This Agreement automatically shall terminate with no further action by any party hereto if the Wholesaler or the Dealer Manager ceases to be a member in good standing of FINRA, or with the securities commission of the state in which its principal office is located. The Wholesaler will notify the Dealer Manager immediately if the Wholesaler ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Wholesaler is currently registered or licensed. The Dealer Manager will notify the Wholesaler immediately if the Dealer Manager ceases to be a member in good standing of FINRA or with the securities commission of any state in which the Dealer Manager is currently registered or licensed.
(d)In the event of termination under Section 11(b), the Dealer Manager will continue to pay the Sourcing Fees to the Wholesaler and reimburse costs and expenses incurred, to the extent reimbursable under Section 3(c), for so long as Primary Shares remain outstanding (it being understood and agreed that the calculation of the Sourcing Fees in such event shall take into account the number of Primary Shares sold primarily from the efforts of RCS Service Providers in the Offering). Notwithstanding the foregoing sentence, the Dealer Manager will not continue to pay the Sourcing Fee to the Wholesaler and reimburse costs and expenses related to the Offering incurred by the Wholesaler pursuant to Section 3(c) subsequent to the termination of the Offering to the extent, but only to the extent, that such payments or reimbursements would cause the total underwriting compensation (as defined in accordance with applicable FINRA rules) paid with respect to the Offering to exceed 10% of the gross proceeds from the sale of the Offered Shares calculated as of the termination of the Offering.
(e)The termination of this Agreement for any reason shall not affect (i) the Wholesaler’s obligations under the second sentence of Section 10(a), (ii) the indemnification obligations under Section 9, or (iii) this Section 11. Without limiting the foregoing, the provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.
(f)If the Dealer Manager is entitled to receive a Termination Fee pursuant to Section 14.4 of the Dealer Manager Agreement (and as defined therein), the Wholesaler shall be entitled to receive from the Dealer Manager a Pro Rata Share of such Termination Fee.
12.Amendment
(a)The Dealer Manager has the right, subject to written consent from the other parties hereto which shall not be unreasonably withheld or delayed, to amend this Agreement as necessary, in the reasonable opinion of outside counsel to the Dealer Manager, to comply with applicable law or the requirements of any governmental or self-regulatory body or agency.
(b)This Agreement may not otherwise be amended, supplemented or waived except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.
13.Miscellaneous
(a)No party may assign this Agreement without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.
(b)All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this Agreement (each, a “Notice”) shall be in writing and shall be (i) delivered personally, (ii) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (iii) sent by next-day or overnight mail or delivery, or (iv) sent by facsimile transmission (provided, however, that the original copy thereof also is sent by one of the other means specified above in this Section 13(b)):
If to the Dealer Manager:
SC Distributors, LLC
610 Newport Center Drive, Suite 350
Newport Beach, CA 92660
Facsimile: (949) 706-8638
Attention: President
with a copy to (which will not constitute notice to the Dealer Manager):
Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, NE
Atlanta, GA 30326
Facsimile: (404) 365-9532
Attention: Heath D. Linsky, Esq.
If to the Company:
RREEF Property Trust, Inc.
345 Park Avenue, 26th Floor
New York, NY 10154
Facsimile: (646) 736-6803
Attention: Julianna Ingersoll, Chief Financial Officer
RREEF Property Trust, Inc.
101 California Street
26th Floor
San Francisco, CA 94111
Facsimile: (415) 781-3300
Attention: James N. Carbone, Chief Executive Officer and President
If to the Operating Partnership:
RREEF Property Trust, Inc.
345 Park Avenue, 26th Floor
New York, NY 10154
Facsimile: (646) 736-6803
Attention: Julianna Ingersoll, Chief Financial Officer
RREEF Property Trust, Inc.
101 California Street
26th Floor
San Francisco, CA 94111
Facsimile: (415) 781-3300
Attention: James N. Carbone, Chief Executive Officer and President
If to the Wholesaler:
Realty Capital Securities, LLC
405 Park Ave., 15th Floor

New York, NY 1022
Facsimile: (857) 207-3397
Attention: John H. Grady, Chief Compliance Officer and Chief Operating Officer
with a copy to (which will not constitute notice to the Wholesaler):
Proskauer Rose LLP
Eleven Times Square
New York, NY 10036
Facsimile: (212) 969-2900
Attention: James P. Gerkis, Esq.
or to such other Person or address as any party shall specify by Notice in writing to the other parties in accordance with this Section 13(b). Each Notice shall be deemed effective and given upon actual receipt or refusal of receipt.
(c)This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of choice of the law thereof.
(d)If any party hereto initiates any legal action arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party all reasonable attorneys’ fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.
(e)All captions used in this Agreement are for convenience only, are not a part hereof and are not to be used in construing or interpreting any aspect hereof.
(f)This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in multiple counterparts, each such counterpart to be deemed an original but which all together shall constitute one and the same instrument.
(g)If any provision of this Agreement, or the application of any provision to any person or circumstance, shall be held to be inconsistent with any law, ruling, rule or regulation, the remainder of this Agreement or the application of the provision to persons or circumstances other than those as to which it is held inconsistent, shall not be affected thereby.
(h)The Confidentiality Agreement between the Company and RCAP entered into on November 20, 2013 will remain in effect.
If the foregoing is in accordance with your understanding of this Agreement, please sign and return a counterpart signature page or a counterpart hereof, whereupon this Agreement will become a binding agreement among us in accordance with its terms.
[Signature pages follow.]

RREEF PROPERTY TRUST, INC.
By:	/s/ James N. Carbone
Name:	James N. Carbone
Title:	Chief Executive Officer

By:	/s/ Julianna S. Ingersoll
Name:	Julianna S. Ingersoll
Title:	Chief Financial Officer

RREEF PROPERTY OPERATING PARTNERSHIP, LP
By: RREEF PROPERTY TRUST, INC.
its General Partner
By:	/s/ James N. Carbone
Name:	James N. Carbone
Title:	Chief Executive Officer

By:	/s/ Julianna S. Ingersoll
Name:	Julianna S. Ingersoll
Title:	Chief Financial Officer

SC DISTRIBUTORS, LLC
By:	/s/ Patrick Miller
Name:	Patrick Miller
Title:	President

Confirmed, Accepted and Agreed to
as of the date first above written:

REALTY CAPITAL SECURITIES, LLC
By:	/s/ Louisa H. Quatro
Name:	Louisa H. Quatro
Title:	President

Exhibit A

Form of Participating Broker-Dealer Agreement

Schedule 8(k)

RCS Platform Offerings

1.	Realty Capital Income Funds Trust

2.	American Real Estate Income Fund

3.	Business Development Corporation of America

4.	American Realty Capital Advisors, LLC

5.	American Realty Capital Properties, LLC

6.	American Realty Capital New York Recovery REIT, Inc.

7.	American Realty Capital New York City REIT, Inc.

8.	Phillips Edison - ARC Shopping Center REIT Inc.

9.	Phillips Edison - ARC Grocery Center REIT II, Inc.

10.	American Realty Capital Healthcare Trust, Inc.

11.	American Realty Capital Healthcare Trust II, Inc.

12.	American Realty Capital - Retail Centers of America, Inc.

13.	American Realty Capital Daily Net Asset Value Trust, Inc.

14.	American Realty Capital Properties, Inc.

15.	American Realty Capital Global Trust, Inc.

16.	American Realty Capital Trust V, Inc.

17.	ARC Realty Finance Trust, Inc.

18.	American Energy Capital Partners, LP

19.	United Development Funding IV

20.	United Development Funding V